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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                October 29, 1997


                      GLOBALSTAR TELECOMMUNICATIONS LIMITED
             (Exact name of registrant as specified in its charter)

Islands of Bermuda               0-25456                    13-3795510
(State or other                (Commission                 (IRS Employer
jurisdiction of                File Number)               Identification
incorporation)                                                Number)

              Cedar House, 41 Cedar Avenue, Hamilton, Bermuda HM 12
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (441) 295-2244


                                GLOBALSTAR, L.P.
                          GLOBALSTAR CAPITAL COPORATION
             (Exact name of registrant as specified in its charter)


Delaware                          333-25461                13-3759824
Delaware                        333-25461-01               13-3876323
--------------------------------------------------------------------------------
(State or other                 (Commission               (IRS Employer
jurisdiction of                File Number)               Identification
incorporation)                                               Number)

              3200 Zanker Road, P.O. Box 640670, San Jose CA 95164
               (Address of principal executive offices) (Zip Code)

   Registrant's telephone number, including area code:  (408) 473-5550



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Item 5.  Other Events.

                  On October 29, 1997, Globalstar, L.P. ("Globalstar"), a partnership of which Globalstar Telecommunications Limited ("GTL") is a general partner, and Globalstar Capital Corporation ("Globalstar Capital, and together with Globalstar, the "Issuers") completed the sale in a private offering of $325,000,000 principal amount of the Issuers' 10-3/4% Senior Notes due 2004 (the "Notes").

                  The net proceeds of the offering will be used by Globalstar for the continued construction and deployment of Globalstar's low-earth orbit satellite-based digital telecommunications system.




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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 1997

                                    GLOBALSTAR TELECOMMUNICATIONS LIMITED
                                      (Registrant)

                                    By: /s/ Eric J. Zahler
                                       Eric J. Zahler
                                       Vice President and Secretary


                                    GLOBALSTAR, L.P.
                                      (Registrant)

                                    By:  Loral/Qualcomm Satellite Services, L.P.

                                    By:  Loral/Qualcomm Partnership, L.P.

                                    By:  Loral General Partner, Inc.

                                    By: /s/ Eric J. Zahler
                                            Eric J. Zahler
                                            Vice President and Secretary


                                    GLOBALSTAR CAPITAL CORPORATION
                                      (Registrant)

                                     By: /s/ Eric J. Zahler
                                             Eric J. Zahler
                                             Vice President